UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 20, 2005
COOPER TIRE & RUBBER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-04329	34-4297750

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio	45840

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(419) 423-1321

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On December 20, 2005, the Board of Directors of Cooper Tire & Rubber Company, a Delaware corporation (the “Company”), appointed Robert W. Huber, age 55, to serve as principal accounting officer of the Company effective as of January 1, 2006. Since joining the Company in December 1984, Mr. Huber has served in a number of positions, including most recently as Director of Corporate Accounting from July 2000 through August 2005, and since then as Director of External Reporting. Mr. Huber will hold his offices until a successor is selected and qualified.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

	By:	/s/ James E. Kline

		Name:	James E. Kline
		Title:	Vice President, General Counsel and Secretary

Date: December 22, 2005

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